Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Christine B. Cheney, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Generation Zero Group, Inc. on Form 10-K for the year  ended December 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Generation Zero Group, Inc.

By:/s/ Christine B. Cheney

Christine B. Cheney

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)

April 15, 2014